EXHIBIT A

        The following life insurance policies are subject to the attached Split-Dollar Agreement

1.      Insurer:        John Hancock Variable Life Insurance Company

        Insured:        Richard J. Thalheimer and Elyse E. Thalheimer

        Policy Number:  2002937

        Face Amount:    $10,000,000

        Date of Issue:  May 18, 1995


1.      Insurer:        The Manufacturers Life Insurance Company of America

        Insured:        Richard J. Thalheimer and Elyse E. Thalheimer

        Policy Number:  5723961-8

        Face Amount:    $10,000,000

        Date of Issue:  May 25, 1995



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               ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL

     A. FOR VALUE RECEIVED, Alan Thalheimer, as Trustee of the Richard and Elyse Thalheimer Irrevocable Trust of 1995, (hereinafter the "Owner") hereby assigns, transfers and sets over to Sharper Image Corporation, a Delaware corporation, with principal offices in the State of California, its successors and assigns (hereinafter the "Assignee"), the following specific rights (and only those specific rights) in and to policy number 5723961-8 issued by The Manufacturers Life Insurance Company of America (hereinafter the "Insurer") and any supplementary contract or contracts issued in connection therewith (said policy and any such contracts hereinafter the "Policy"), insuring the lives of Richard
J. Thalheimer and Elyse E. Thalheimer, (hereinafter the "Insureds"), subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The Owner, by this Assignment, and the Assignee, by acceptance of the assignment of the Policy to it hereunder, agree to the terms and conditions contained herein.

     B. This assignment is made, and the Policy is to be held as collateral security for, all liabilities of the Owner to the Assignee, now existing or hereafter arising under and pursuant to that certain Split-Dollar Agreement, by and between the Owner, the Assignee, and Richard J. Thalheimer, dated May 17, 1995 (hereinafter the "Agreement"). The Owner reserves all rights and powers in and to the Policy, except those specific, limited rights granted in the Policy to the Assignee hereby, as security for the liabilities of the Owner to the Assignee under the Agreement.

     C. It is expressly agreed that the Assignee's interest in the Policy under and by virtue of this Assignment shall be limited to the following specific rights, and no others; (a) the right to be paid the amount due it under the Agreement by recovering said amount directly from the Insurer out of the net death proceeds of the Policy upon the death of the Insured; and (b) the right to be paid the amount due it under the Agreement by recovering said amount from the net cash surrender proceeds of the Policy in the event the Policy is surrendered or canceled by the Owner. The Assignee shall have no other rights or powers in and to the Policy as a result of the assignment to it hereunder, and specifically shall not have the right or power to borrow against or obtain loans or advances on the Policy, make withdrawals from the Policy, nor cancel or surrender the Policy.

     D. Notwithstanding this Assignment, the Owner shall specifically retain all incidents of ownership in and to the Policy, including, but not limited to: (a) the sole right to cancel or surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow; (b) the sole right to exercise any and all options contained in the Policy with respect thereto; (c) the sole right to exercise all non-forfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom; (d) the sole right to designate and change the beneficiary of the Policy (for any amount in excess of the amount due the Assignee under the Agreement); (e) the sole right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer; (f) the sole right to borrow against, obtain loans or advances on, or make withdrawals from the Policy; (g) the sole right to assign the Policy (subject to this Assignment and the Agreement); (h) the sole right to elect and to change the investment options of the Policy; and (i) the sole right to collect directly from the Insurer that portion of the net death proceeds of the Policy in excess of those proceeds payable to the Assignee under the Agreement; provided, however, that all of the foregoing rights retained by the Owner in the Policy shall be subject to the terms and conditions of the Agreement.

     E. The Assignee agrees with the Owner as follows: (a) any balance of any amount received by the Assignee hereunder from the Insurer remaining after payment of the then existing liabilities of the Owner to the Assignee under the Agreement shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this Assignment not been executed; and (b) if the Policy is in the possession of the Assignee, the Assignee will, upon request, forward the Policy to the Insurer, without unreasonable delay, for endorsement of any designation or change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner hereunder.

     F. Notwithstanding anything in this Assignment to the contrary, the Insurer shall be under no obligation to monitor the obligation of the Assignee hereunder to pay to the persons entitled thereto any amounts received from the Insurer remaining after payment of the then existing liabilities of the owner to the Assignee under the Agreement; the Insurer shall have no obligation or liability to any person to entity if the Assignee fails to pay such amounts as required hereunder.

     G. The Insurer is hereby authorized to recognize, and is protected in recognizing, the Assignee's claims to amounts due it hereunder without investigating the validity of its claim thereto, the reason for any action taken by the Assignee, the validity or accuracy of the amount of any of the liabilities of the Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole receipt of the Assignee for any amounts received by it shall be a full discharge and release therefor to the Insurer.

     H. The Assignee shall be under no obligation to the Insurer to pay any premium on the Policy or the principal of or interest on any loans or advances on the Policy, whether or not obtained by the Assignee, or any other charges on the Policy.

     I. The Insurer shall be fully protected in recognizing the request made by the Owner for cancellation or surrender of the Policy, with or without the consent of the Assignee, and upon such cancellation or surrender, the Policy shall be terminated and be of no further force or effect.

     J. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall promptly release this Assignment and thereby reassign to the Owner all specific rights in the policy included herein.

     K. The Assignee may take or release other security, may grant extensions, renewals or indulgences with respect to the obligations of the Owner to the Assignee under the Agreement, or may apply the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting to or regard to other security for such obligations, if any.

     L. In the event of any conflict between the provisions of this Assignment and the provisions of the Agreement with respect to the Policy or the Assignee's rights therein, the provisions of this Assignment shall prevail.

     M. The Owner declares that no proceedings in bankruptcy are pending against the Owner, and that the Owner's property is not subject to any assignment for the benefit of the creditors of the Owner.

     Executed this 13th day of October, 1995.




                                   /s/ Alan Thalheimer
                                   -----------------------------------------
                                   Alan Thalheimer, Trustee of the Richard
                                   and Elyse Thalheimer Irrevocable Trust of
                                   1995

               ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL

     A. FOR VALUE RECEIVED, Alan Thalheimer, as Trustee of the Richard and Elyse Thalheimer Irrevocable Trust of 1995, (hereinafter the "Owner") hereby assigns, transfers and sets over to Sharper Image Corporation, a Delaware corporation, with principal offices in the State of California, its successors and assigns (hereinafter the "Assignee"), the following specific rights (and only those specific rights) in and to policy number 20002937 issued by John Hancock Variable Life Insurance Company (hereinafter the "Insurer") and any supplementary contract or contracts issued in connection therewith (said policy and any such contracts hereinafter the "Policy"), insuring the lives of Richard
J. Thalheimer and Elyse E. Thalheimer, (hereinafter the "Insureds"), subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The Owner, by this Assignment, and the Assignee, by acceptance of the assignment of the Policy to it hereunder, agree to the terms and conditions contained herein.

     B. This assignment is made, and the Policy is to be held as collateral security for, all liabilities of the Owner to the Assignee, now existing or hereafter arising under and pursuant to that certain Split-Dollar Agreement, by and between the Owner, the Assignee, and Richard J. Thalheimer, dated May 17, 1995 (hereinafter the "Agreement"). The Owner reserves all rights and powers in and to the Policy, except those specific, limited rights granted in the Policy to the Assignee hereby, as security for the liabilities of the Owner to the Assignee under the Agreement.

     C. It is expressly agreed that the Assignee's interest in the Policy under and by virtue of this Assignment shall be limited to the following specific rights, and no others; (a) the right to be paid the amount due it under the Agreement by recovering said amount directly from the Insurer out of the net death proceeds of the Policy upon the death of the Insured; and (b) the right to be paid the amount due it under the Agreement by recovering said amount from the net cash surrender proceeds of the Policy in the event the Policy is surrendered or canceled by the Owner. The Assignee shall have no other rights or powers in and to the Policy as a result of the assignment to it hereunder, and specifically shall not have the right or power to borrow against or obtain loans or advances on the Policy, make withdrawals from the Policy, nor cancel or surrender the Policy.

     D. Notwithstanding this Assignment, the Owner shall specifically retain all incidents of ownership in and to the Policy, including, but not limited to: (a) the sole right to cancel or surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow; (b) the sole right to exercise any and all options contained in the Policy with respect thereto; (c) the sole right to exercise all non-forfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom; (d) the sole right to designate and change the beneficiary of the Policy (for any amount in excess of the amount due the Assignee under the Agreement); (e) the sole right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer; (f) the sole right to borrow against, obtain loans or advances on, or make withdrawals from the Policy; (g) the sole right to assign the Policy (subject to this Assignment and the Agreement); (h) the sole right to elect and to change the investment options of the Policy; and (i) the sole right to collect directly from the Insurer that portion of the net death proceeds of the Policy in excess of those proceeds payable to the Assignee under the Agreement; provided, however, that all of the foregoing rights retained by the Owner in the Policy shall be subject to the terms and conditions of the Agreement.

     E. The Assignee agrees with the Owner as follows: (a) any balance of any amount received by the Assignee hereunder from the Insurer remaining after payment of the then existing liabilities of the Owner to the Assignee under the Agreement shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this Assignment not been executed; and (b) if the Policy is in the possession of the Assignee, the Assignee will, upon request, forward the Policy to the Insurer, without unreasonable delay, for endorsement of any designation or change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner hereunder.

     F. Notwithstanding anything in this Assignment to the contrary, the Insurer shall be under no obligation to monitor the obligation of the Assignee hereunder to pay to the persons entitled thereto any amounts received from the Insurer remaining after payment of the then existing liabilities of the owner to the Assignee under the Agreement; the Insurer shall have no obligation or liability to any person to entity if the Assignee fails to pay such amounts as required hereunder.

     G. The Insurer is hereby authorized to recognize, and is protected in recognizing, the Assignee's claims to amounts due it hereunder without investigating the validity of its claim thereto, the reason for any action taken by the Assignee, the validity or accuracy of the amount of any of the liabilities of the Owner to the Assignee under the Agreement, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole receipt of the Assignee for any amounts received by it shall be a full discharge and release therefor to the Insurer.

     H. The Assignee shall be under no obligation to the Insurer to pay any premium on the Policy or the principal of or interest on any loans or advances on the Policy, whether or not obtained by the Assignee, or any other charges on the Policy.

     I. The Insurer shall be fully protected in recognizing the request made by the Owner for cancellation or surrender of the Policy, with or without the consent of the Assignee, and upon such cancellation or surrender, the Policy shall be terminated and be of no further force or effect.

     J. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall promptly release this Assignment and thereby reassign to the Owner all specific rights in the policy included herein.

     K. The Assignee may take or release other security, may grant extensions, renewals or indulgences with respect to the obligations of the Owner to the Assignee under the Agreement, or may apply the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting to or regard to other security for such obligations, if any.

     L. In the event of any conflict between the provisions of this Assignment and the provisions of the Agreement with respect to the Policy or the Assignee's rights therein, the provisions of this Assignment shall prevail.

     M. The Owner declares that no proceedings in bankruptcy are pending against the Owner, and that the Owner's property is not subject to any assignment for the benefit of the creditors of the Owner.

     Executed this 13th day of October, 1995.



                                   /s/ Alan Thalheimer
                                   -----------------------------------------
                                   Alan Thalheimer, Trustee of the Richard
                                   and Elyse Thalheimer Irrevocable Trust of
                                   1995